SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 9, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)





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Item 3.   Bankruptcy and Receivership.

          Exhibits 99.2 and 99.3 set forth two errata sheets to correct certain information in the second amended disclosure statement dated January 7, 2003 filed by United Pan-Europe Communications N.V. (the "Company") as exhibit 99.1 to the Form 8-K filed on January 9, 2003.

Item 7.   Financial Statements and Exhibits.

          (c)    Exhibits.

                 Exhibit Number         Description

                 99.1 Second amended disclosure statement dated January 7, 2003 filed by the Company and New UPC, Inc., together with Annex A (second amended plan of reor-ganization under Chapter 11 of the U.S. Bankruptcy Code) and Annex B (Akkoord (as revised)).*

                 99.2                   Errata  Sheet  to  the  second   amended
                                        disclosure  statement  dated  January 7,
                                        2003 of the Company.

                 99.3                   Second   Errata   Sheet  to  the  second
                                        amended   disclosure   statement   dated
                                        January 7, 2003 of the Company.

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* Previously filed on January 9, 2003 as an exhibit to Form 8-K.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                      By: /s/  Anton A.M. Tuijten
                                          ------------------------------------
                                      Name:  Anton A.M. Tuijten
                                      Title: Member of the Board of Management
                                             and General Counsel



Dated:  January 15, 2003


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

                                LIST OF EXHIBITS


The following exhibits have been filed as part of this Form 8-K/A:

      Exhibit Number            Description
      --------------            -----------

      99.1 Second amended disclosure statement dated January 7, 2003 filed by the Company and New UPC, Inc., together with Annex A (second amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code) and Annex B (Akkoord (as revised)).*

      99.2 Errata Sheet to the second amended disclosure statement dated January 7, 2003 of the Company.

      99.3                    Second   Errata   Sheet  to  the  second   amended
                              disclosure statement dated January 7, 2003 of the Company.


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* Previously filed on January 9, 2003 as an exhibit to Form 8-K.